UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
 _______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 19, 2023
(Date of earliest event reported)
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TENET HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, Texas 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K filed on January 19, 2023 (the “Report”) by Tenet Healthcare Corporation (the “Company”) to add the information described herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 19, 2023, the Company filed the Report to disclose that Daniel Cancelmi, Executive Vice President & Chief Financial Officer, had announced his retirement from the Company, effective December 31, 2023. On August 9, 2023, the Company and Mr. Cancelmi entered into a retirement transition services and support agreement (the “Agreement”) that provides that Mr. Cancelmi’s full-time employment with the Company will cease on December 31, 2023, but Mr. Cancelmi will remain employed on a part-time basis through April 15, 2025 for continuing transition services and support. Under the Agreement, Mr. Cancelmi will receive the following: (i) from the date his full-time employment ends through April 15, 2025, a weekly salary of $750 and (ii) continued active participation in the Company’s medical, dental and prescription benefits programs until reaching age 65. In addition, Mr. Cancelmi’s outstanding equity awards will continue to vest in accordance with their terms through April 15, 2025 and Mr. Cancelmi will receive service credit under the Company’s Supplemental Executive Retirement Plan for his age as of April 15, 2025. The Agreement includes a general release of claims in favor of the Company, also requires Mr. Cancelmi to provide a confirming release of claims on April 15, 2025 and extends certain of Mr. Cancelmi’s restrictive covenants through April 15, 2028.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: August 11, 2023	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary